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                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              -----------------

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) November 25, 1996
                                                      --------------------------


                       Sentex Sensing Technology, Inc.
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            (Exact name of registrant as specified in its charter)


   New Jersey                      0-13328                     22-2333899
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  (State or other                 (Commission               (IRS Employer
 jurisdiction of                  File Number)              Identification No.)
  incorporation


    553 Broad Avenue, Ridgefield, New Jersey                        07657
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   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (201) 946-3694
                                                  ------------------------------


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        (Former name or former address, if changed since last report.)




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                       SENTEX SENSING TECHNOLOGY, INC.
                          Current Report on Form 8-K



Item 4.       Changes in Registrants Certifying Accountant.
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        On November 25, 1996, Sentex Sensing Technology, Inc. (the
"Registrant") appointed the accounting firm of Hausser + Taylor, of Cleveland, Ohio as independent accountants for fiscal 1996 to replace Moore Stephens, P.C. of Cranford, New Jersey (which was dismissed), effective with such appointment. The Registrant's Board of Directors approved the selection of Hausser + Taylor as new independent accountants. Management has not consulted with Hausser + Taylor on any accounting, auditing or reporting matter.

        During the two most recent fiscal years and interim period subsequent to November 30, 1995, there have been no disagreements with Moore Stephens, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

        Moore Stephens' report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        The registrant has provided Moore Stephens, P.C. with a copy of this disclosure and has requested that they furnish it with a letter addressed to the SEC stating whether it agrees with the above statements.

Item 7.       Financial Statements, Pro Forma Financial Information & Exhibits.
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       (c)    Exhibits

       16 Letter re: Changes in Certifying Accountant from Moore Stephens, P.C., dated December 3, 1993.



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        Pursuant to the requirements of the Securities and Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         SENTEX SENSING TECHNOLOGY, INC.



                                         By: /s/ Robert S. Kendall
                                            ___________________________
                                            Robert S. Kendall, Chairman
                                                and President
Date: December 3, 1996











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                               List of Exhibits
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Exhibit
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  16            Letter Re: Changes in Certifying Accountant from Moore
                Stephens, P.C., dated December 3, 1996